Exhibit 10.1

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT (this “Supplement”), dated January 19, 2022, among H. B. FULLER COMPANY, a Minnesota corporation (the “Company”), MUFG BANK, LTD ., as a Lender (in such capacity, “MUFG”), and JPMORGAN CHASE BANK, N.A., as a Lender (in such capacity, “JPMorgan”) and as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into that certain Amended and Restated Credit Agreement, dated as of October 20, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as supplemented by this Supplement, the “Credit Agreement”), among the Company, the Lenders party thereto, the Administrative Agent and the other parties thereto; and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement in order to increase the Revolving Commitments pursuant to Section 2.20 of the Existing Credit Agreement as further set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.         Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Supplement Effective Date (as defined below), refer to the Credit Agreement. This Supplement shall constitute a “Loan Document” and an Increasing Lender supplement for all purposes under the Credit Agreement.

Section 2.         Additional Revolving Commitments.

(a)    Subject to the terms and conditions set forth herein and in the Existing Credit Agreement, each of JPMorgan and MUFG (each, an “Additional Revolving Commitment Lender”) agrees to increase its Revolving Commitment pursuant to Section 2.20 of the Existing Credit Agreement on the Supplement Effective Date (as defined below) in an amount equal to the “Additional Revolving Commitment” set forth opposite each such Additional Revolving Commitment Lender’s name on Exhibit A to this Supplement (each such increased Revolving Commitment, an “Additional Revolving Commitment”).

(b)    On the Supplement Effective Date, (i) each Additional Revolving Commitment Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to the Additional Revolving Commitments and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Revolving Loans, and the Administrative Agent shall make such other adjustments among the Lenders with respect to the Revolving Loans and participations in Letters of Credit and Swingline Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) the Company shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the Supplement Effective Date (it being understood and agreed that this Supplement shall constitute compliance with the notice requirement set forth in Section 2.20 of the Existing Credit Agreement). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount deemed to have been repaid as described in the immediately preceding sentence and, in respect of each Eurocurrency Loan, shall be subject to indemnification by the Company pursuant to the provisions of Section 2.16 of the Existing Credit Agreement if the deemed payment occurs other than on the last day of the related Interest Periods.

Section 3.         Aggregate Revolving Commitments. After giving effect to the Additional Revolving Commitments, the Revolving Commitment of each Lender is as set forth in Schedule 2.01 attached hereto. On the Supplement Effective Date, the Administrative Agent shall distribute notice of the Additional Revolving Commitments and such Schedule 2.01 to each of the Lenders other than the Additional Revolving Commitment Lenders, each of which, together with the Borrower, hereby waives any such notice required under Section 2.20 of the Credit Agreement.

Section 4.         Representations of the Company. The Company represents and warrants that (a) all representations and warranties set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Supplement Effective Date (as defined below), except that (i) to the extent that any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects and (b) no Default or Event of Default shall exist and be continuing on the Supplement Effective Date.

Section 5.         Conditions to Supplement Effective Date. This Supplement shall become effective as of the date hereof (the “Supplement Effective Date”) upon satisfaction (or waiver in accordance with Section 9.02 of the Existing Credit Agreement) of the following conditions precedent:

(a)    the Administrative Agent shall have received, from each of the Company, each Additional Revolving Commitment Lender and the Administrative Agent a counterpart of this Supplement, signed on behalf of such party (which may include facsimile or other Electronic Signature in respect of this Supplement);

(b)    immediately prior to the effectiveness of this Supplement and immediately thereafter, (i) the representations of the Company set forth in Section 4 above shall be true and correct to the extent set forth in such Section 4, (ii) no law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain, any Lender from consummating the transactions contemplated hereby, and (iii) the Company is in in compliance (on a pro forma basis) with the covenants contained in Section 6.09 of the Credit Agreement;

(c)    the Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the organizational power and authority of the Company to borrow under the Credit Agreement after giving effect to the transactions contemplated hereby; and

(d)    the Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Supplement, in each case to the extent an invoice with respect thereto has been provided to the Company prior to the Supplement Effective Date.

Section 6.         Certain Consequences of Effectiveness.

(a)    Except as expressly set forth herein, this Supplement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)    Nothing herein shall be deemed to entitle the Company or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(c)    By signing this Supplement, the Company hereby (i) confirms that the Obligations of the Company and each Subsidiary Guarantor under the Credit Agreement and the other Loan Documents as amended hereby are entitled to the benefit of the Subsidiary Guaranty and the Guarantee of the Company set forth in the relevant Loan Documents, (ii) confirms that the Loan Documents as amended hereby are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (iii) to the extent such Loan Party granted liens on or security interests in any of its properties pursuant to the Security Agreement or any of the other Loan Documents, ratifies and reaffirms such grant of security (and any filings with Governmental Authorities made in connection therewith) and confirms that such liens and security interests continue to secure the Obligations, including, without limitation, all additional Obligations resulting from or incurred pursuant to the Credit Agreement.

Section 7.         Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 8.         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.         Venue; Etc. Each party hereto hereby agrees to the terms set forth in Sections 9.09(b), (c) and (d) of the Existing Credit Agreement, and such Sections are hereby incorporated by reference herein mutatis mutandis.

Section 10.         Counterparts. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed to constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto hereby agrees to the terms set forth in Section 9.06 of the Existing Credit Agreement, and such Section is hereby incorporated by reference herein mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.

H.B. FULLER COMPANY, as the Company

By:	/s/ John Corkrean
Name: John Corkrean
Title: CFO

Signature Page to Increasing Lender Supplement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Executive Director

Signature Page to Increasing Lender Supplement

MUFG BANK, LTD., as a Lender

By:	/s/ Eric Hill
Name: Eric Hill
Title: Authorized Signatory

Signature Page to Increasing Lender Supplement

EXHIBIT A

Additional Revolving Commitments

Additional Revolving Commitment Lender	Additional Revolving Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
MUFG Bank, Ltd.	$50,000,000.00
Total	$200,000,000.00

SCHEDULE 2.01

COMMITMENTS

LENDER	REVOLVING COMMITMENT

JPMORGAN CHASE BANK, N.A.	$209,600,000.00

MUFG BANK, LTD.	$94,700,000.00

CITIBANK, N.A.	$59,600,000.00

U.S. BANK NATIONAL ASSOCIATION	$59,600,000.00

BANK OF AMERICA, N.A.	$44,700,000.00

HSBC BANK USA, NATIONAL ASSOCIATION	$44,700,000.00

PNC BANK, NATIONAL ASSOCIATION	$44,700,000.00

THE NORTHERN TRUST COMPANY	$27,500,000.00

MORGAN STANLEY BANK, N.A.	$14,900,000.00

AGGREGATE COMMITMENTS	$600,000,000.00